Ladder 260
Minneapolis

Soul
St. Paul

Zentih
Duluth

Peregrine Apartments
Minneapolis

Rise on 7
St. Louis Park

Landmark Tower
St. Paul

Crest Apartments
Brooklyn Center

Labor Retreat
Minneapolis

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.